INVESTOR HANDOUT AUGUST 2020 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on July 27, 2020, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors. Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 59 years of shareholder dividend increases
  - Common stocks are approximately 37% of investment portfolio
  - 31 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$119
$101
$110
$156
$113
$128
$160
$138
$154
$170
$132
$149
$236
$174
$185
$191
$177
$169
2015
2016
2017
2018
2019
YTD 7-29-20

* $100 invested on December 31, 2014, in CINF stock or indexes shown, including reinvestment of dividends.
Periods shown represent each respective fiscal year ending December 31.

Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

2

LONG-TERM VALUE CREATION

- Targeting average Value Creation Ratio of 10% to 13% over the next five-year period
  - Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value
  - VCR for 2015 through 2019 averaged 14.2%
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS

MEASURED BY VALUE CREATION RATIO



Target for the next five-year period: Annual VCR averaging 10% to 13%
Value Creation Ratio
29%
26%
23%
20%
17%
14%
11%
8%
5%
2%
-1%
-4%
-7%
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
2015
2016
2017
2018
2019
50%
40%
30%
20%
10%
0%
-10%
Total Shareholder Return

Actual VCR: 3.4% 14.5% 22.9% (0.1)% 30.5%

VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

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3

RESPONSES TO COVID-19 PANDEMIC • Quick transition to work-from-home, including excellent IT infrastructure • Field associates working in the communities ready to serve agencies and their clients • Relief for policyholders • 15% Stay-at-Home credit applied to April and May premiums for personal lines auto policyholders, resulting in $16 million of 2Q20 underwriting expense • Paused cancellations due to nonpayment of premium and waived late fees for personal and commercial policyholders • Waived vacancy clauses for buildings temporarily closed due to pandemic • Provided additional risk management advice to businesses considering adapting their operations to manufacture personal protective equipment • Provided credits, when requested, on commercial policies for vehicles not being used • Waived restrictions on policyholders performing delivery services in efforts to protect the wellbeing of their communities PANDEMIC FINANCIAL EFFECTS • Premiums: Slowed growth, but 2Q20 net written premiums still grew 6% • Growth for net written premiums slowed from 10% growth for 1Q20 and full-year 2019 • Submissions for new business were down 1st half of 2Q20, then up 2nd half, versus year-ago periods • Loss and expenses: $65 million during 2Q20 that were pandemic-related • $24 million for business interruption claims (Cincinnati Re or Cincinnati Global), $19 million legal expenses • Loss experience will be influenced by many factors the next few quarters • Fewer vehicle miles driven could reduce losses for some period of time • Reduced sales and payrolls for businesses could reduce liability and workers’ compensation losses • Legal expenses and other factors could have unfavorable effects on loss or expense trends • Business interruption insurance • While we will evaluate each claim based on the specific facts and circumstances involved, our commercial property policies do not provide coverage for business interruption claims unless there is direct physical damage or loss to property • Example of communication from regulators to businesses, insurance agents and consumers: Ohio Department of Insurance: Business Interruption coverage is typically triggered under a commercial insurance policy when a covered risk/peril causes physical damage to the insured premises resulting in the need to shut down business operations. For example, if a fire damages a business and the business cannot operate during repairs, business interruption coverage could be available subject to the terms and limits in the policy. https://insurance.ohio.gov/wps/portal/gov/odi/about-us/divisions/communications/resources/insurance-coronavirus-covid-19 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4

PERFORMANCE TARGETS & TRENDS • Negative 3.0% VCR for 1H20 was below target: 10% to 13% annual average over the next five-year period • Negative 5.1% contribution from non-operating items, primarily due to a reduction of overall net gains from equity investment portfolio • Related performance drivers at YTD 6-30-20 compared with long-term targets: • 8% growth in P&C net written premiums, vs. 4% full-year 2020 projection for industry • 100.8% combined ratio, exceeds 95% to 100% long-term target range • 4% investment income growth exceeded 3.3% five-year CAGR as of year-end 2019 • Ranked #1 or #2 in ~two-thirds of agencies appointed 5+ years • Improving through strategic profitability & growth initiatives STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 6-30-20, no municipal exposure exceeded 0.2% • 36.8% of investment portfolio in common stocks to grow book value • No single security exceeded 7.3% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 8.9% debt-to-total-capital at 6-30-20 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.1-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5

MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Staff specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 35% increase in field staff since the end of 2014, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 187 appointed in 2019, including 70 for personal lines only, writing an estimated $11 billion in aggregate of annual property casualty premiums from all carriers they represent • 72 appointed YTD 6-30-20 marketing most or all lines, 23 personal lines only • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $144 million in second-quarter 2020 HNW net written premiums, up 24% from 2019; • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.SM acquisition expected to produce profitable premium growth over time • 8% growth in YTD 6-30-20 P&C net written premiums • Commercial lines up 6%, personal lines up 4%, E&S up 18%, Cincinnati Re up 20% • Cincinnati Global contributed 1 percentage point to overall growth percentage • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single-digit percentage rate • Term life insurance earned premiums up 7% Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6

SELECT GROUP OF AGENCIES IN 45 STATES 1,831 agency relationships with 2,530 locations (as of June 30, 2020) Our Commercial Top Five = 38% Ohio, Pennsylvania, Illinois, Indiana, North Carolina Our Personal Top Five = 46% Ohio, Georgia, Michigan, North Carolina, Indiana Market Share Top Five P&C Market Share: Ohio: 4.4% 1% and higher Montana: 2.6% Less than 1% Indiana: 2.3% Kentucky: 2.2% Inactive states Vermont: 2.2% Headquarters Based on 2019 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES ► Cincinnati’s share of $79 billion total* premiums (including approximately $4 billion E&S) produced by currently appointed agencies is approximately 7%. Market share per agency reporting location by year appointed Based on 2019 standard market P&C agency written premiums (Excludes excess and surplus lines) 12.5% 5.7% 2.4% 0.3% 1 year or less 2-5 years 6-10 years 10 years or more ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 55% since the end of 2009 ─ Agencies appointed during 2015-19 produce $36 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7

ACQUISITION OF CINCINNATI GLOBAL UNDERWRITING EXPANDS MARKET REACH, DEPLOYS MORE CAPITAL, FURTHER DIVERSIFIES EARNINGS • Accretive to earnings in 2019 following acquisition on February 28, 2019 • Combined ratio in the low-80% range with $140 million of net written premiums • $140 million in 2019* net written premiums ($170 million gross), with mix of: • 63% property (direct & facultative) focused on global medium-to-large commercial risks • 31% property (binder) focused on North American commercial property & homeowner • 6% aviation, mostly smaller airlines and some general aviation, generally no U.S. risks • Supports agency-centered strategy as we believe it should provide insurance solutions for accounts requiring specialization through Lloyd’s * March through December 2019, representing annualized amounts of $168 million net and $204 million gross SECOND-QUARTER 2020 HIGHLIGHTS • EPS $5.63 per share vs. $2.59 per share in 2Q19 • Non-GAAP operating income decreased 49%, or $69 million, including $79 million from higher catastrophe losses related to weather or civil unrest • $544 million ($3.41 per share) increase in EPS from the change in unrealized gains and losses of equity securities still held • Investment income rose 4% • Dividend income was up 6%, interest income was up 3% • Property casualty net written premiums grew 6% • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single- digit percentage rate • Combined ratio of 103.1%, 6.6 points worse than 2Q19 • 2Q20 increase included 6.5 points from higher catastrophe losses and 4.6 points from pandemic-related losses or expenses Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8

CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $5.6 billion 2019 premiums: 59% Commercial 25% Personal 5% Excess & Surplus 5% Life 3% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 59 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 7.1% increase from 2019 ordinary cash dividend declared • Yield is attractive, 2.9% in late-July 2020 Appendix Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth Trends & Business Mix Investment Portfolio Management & Performance Reinsurance Ceded Program & Financial Strength Ratings Valuation Comparison to Peers Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9

INCOME AND SHAREHOLDER DIVIDENDS $12.00 Per share basis 2017 net income 2019 net income $10.00 included $2.98 benefit included $7.90 net from net deferred investment gain income tax liability $8.00 while 2018 revaluation due to included $1.94 net U.S. tax reform investment loss $6.00 $4.00 $2.00 $0.00 2015 2016 2017 2018 2019 6 mos 19 6 mos 20 -$2.00 -$4.00 -$6.00 -$8.00 Non-GAAP Operating Income Net Income Ordinary dividends declared STRONG OPERATING CASH FLOW CONTRIBUTED TO $256M OF YTD 6-30-20 NET PURCHASES IN INVESTMENT PORTFOLIO (In millions) Decrease in 2017 reflects $102M increase in $1,200 catastrophe losses paid $1,000 $800 $600 $400 $200 $0 2015 2016 2017 2018 2019 6 mos 19 6 mos 20 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10

CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 120% 69% average payout for 2010 through 2019 (net income basis) 100% 80% 60% 40% 20% 0% 2010 2011* 2012 2013 2014 2015 2016 2017** 2018 2019 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 31 CONSECUTIVE YEARS


Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range
(In millions)
Reserve range at 12-31-19
Low end $5,418
High end $5,862
Carried at 74th percentile
$4,379
$4,737
$5,032
$5,408
$5,746
Calendar year development (Favorable)
($184)
($168)
($119)
($167)
($248)
2015
2016
2017
2018
2019

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS


Commercial auto 2019 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects
Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models
Average renewal price change
0%
4%
8%
12%
Policy retention
80%
82%
84%
86%
88%
90%
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

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12

COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-19 61.0% 59.6% 60% 60.0% 55% 53.8% 55.0% 51.8% 51.8% 52.9% IBNR portion for AY19 was 49.6% 50.3% “picked” 2.1 points higher 50% 48.5% than AY18 at 12 months 50.0% 45.7% 45% 47.4% 47.5% 45.0% 46.3% AY15 paid ratio at 48 months returned to more typical level, reversing upward 40% 41.6% direction of AY14 at 48 months 40.0% 39.4% 35% 35.0% 31.9% 35.8% 31.5% Higher umbrella paid losses account for 30.3% 30.6% 2.2 points of the 3.1 point increase to 29.3% 28.4% 30% 27.1% 31.5% 31.5% for AY16 paid ratio at 48 months 30.0% 25% 22.9% 22.1% 25.0% 21.0% 21.7% 21.8% 19.8% 18.6% 18.3% 20% 21.8% 20.0% 13.8% 15% 13.3% 13.1% 15.0% 11.5% 12.0% 11.4% 10.5% 10.3% 10.7% 13.8% 10% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement PointsMeasurement forat = RatioVarious LinesPaid 3.5% RatioEarnedPremiums toALAE & Bars Loss= Estimated Ultimate 0% 0.0% 2010 2011 2012 2013 2014 2015 2016 '17@36mo '18@24mo '19@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17 60% 56.9% 60.0% 54.7% 55% 52.7% 52.4% 55.0% 51.5% 50.7% 49.6% 49.5% 50% 48.0% 48.2% 50.0% Estimated ultimate “picks” for more 45% recent years currently assume paid 45.0% 46.1% 45.3% will continue to rise 44.3% 44.3% 40% 43.0% 40.0% AY09 at 48 months higher than AY08, but AY10 was lower than AY09 35% AY14 paid ratio increase of 3.5 points (vs. 35.0% 31.9% AY13) at 48 months, but is 0.5 points 30.2% 30.6% 29.9% 29.3% 33.4% lower than 31.1 average for AY11 & AY12 30% 27.8% 30.0% 27.1% 30.6% 25% 22.9% 22.2% 25.0% 21.2% 21.0% 20.7% 19.8% 20% 18.6% 18.3% 20.0% 19.8% 15% 13.3% 13.1% 15.0% 12.2% 11.5% 12.0% 10.5% 10.5% 10.3% 10.7% 10% 12.0% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement PointsMeasurement forat = RatioVarious LinesPaid 4.5% 0% 0.0% RatioEarnedPremiums toALAE & Bars Loss= Estimated Ultimate 2008 2009 2010 2011 2012 2013 2014 '15@36 mo '16@24mo '17@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13

OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.9 POINTS BETTER Statutory combined ratio Industry data excludes mortgage and financial guaranty 105% 100% 95% 90% 85% 80% 75% 2015 2016 2017 2018 2019 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-19: 5-year = 6.4%, 10-year = 6.8% PREMIUM GROWTH VS. INDUSTRY 5.9% 5-YEAR CAGR EXCEEDED INDUSTRY’S 5.0% Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2019 NET EARNED PREMIUMS


Consolidated
$5.604 Billion
Commercial Lines 59%
E&S Lines 5%
Life 5%
Other 6%
Personal Lines 25%
Property Casualty
$5.334 Billion
Excess & Surplus 5%
Cincinnati Re 3%
Cincinnati Global 3%
Other Commercial 5%
Homeowner 11%
Personal Auto 12%
Workers' Compensation 6%
Other Personal 3%
Commercial Auto 13%
Commercial Casualty 21%
Commercial Property 18%

Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 25% >$100,000; 83% HO accounts include auto

ADDITIONAL AGENCY STATISTICS

- 30% of 2,458 year-end 2019 reporting locations include:
  - 13% private equity, 10% national brokers, 7% banks
  - Percentages have approximately doubled in five years
- 2019 premium contribution (standard lines market)
  - 14% private equity-owned agencies 8% bank owned
  - 9% national brokers 69% privately owned or regional/cluster agencies
- 4.0% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, BroadStreet Partners, HUB, Marsh & McLennan, PayneWest, Prime Risk Partners, USI
- 80 locations acquired during 2019, including:
  - 38 by a private equity firm, 21 by a regional or national broker, 1 by a bank, 17 by another Cincinnati agency, 3 by a non-Cincinnati agency

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15

INVESTMENT INCOME 4% GROWTH IN 1H20: DIVIDENDS UP 10%, INTEREST UP 2% (PRETAX) (In millions) $650 $625 $600 $575 $550 $525 $500 $475 $450 2015 2016 2017 2018 2019 Pretax bond yield: 4.70% 4.60% 4.42% 4.25% 4.10% (Bonds at amortized cost) Pretax book yield for bonds acquired in 2019: 4.14% Pretax book yield as of 12-31-19 for bonds maturing in 2020=4.28%, 2021=4.28%, 2022=4.15% Portion of bond portfolio maturing: 3.9% in 2020, 6.4% in 2021, 7.1% in 2022, 14.7% in 2023-24 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION $19.2 billion fair value at June 30, 2020 (in billions) Tax-Exempt Fixed Maturities $4.167 Taxable Fixed Maturities Common Equities $7.744 $7.082 Preferred Equities $0.235 Investment leverage: 210% at June 30, 2020 Bond portfolio fair value exceeds insurance reserves liability by 27% Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 16

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

June 30, 2020

Sector	CFC	S&P 500 Weightings
Information technology	**28.1%**	27.5%
Healthcare	**13.3**	14.6
Financial	**13.1**	10.1
Industrials	**11.5**	8.0
Consumer discretionary	**8.9**	10.8
Consumer staples	**6.4**	7.0
Materials	**5.0**	2.5
Energy	**4.6**	2.8
Telecomm services	**3.7**	10.8
Real estate	**2.8**	2.8
Utilities	**2.6**	3.1

Portfolio Highlights at 6-30-20

- Apple is largest holding
  - 7.3% of publicly traded common stock portfolio
  - 2.7% of total investment portfolio
  - Next four largest holdings, totaling 17.0% of publicly traded common stock portfolio:
    Microsoft, BlackRock Accenture and JPMorgan Chase
- 10% increase in 1H20 dividend income
- Appreciated value from cost totaled $3.6 billion (pretax)
- Annual portfolio returns: (2019 & 2018)
  31.9% & (3.3)% [S&P 500: 31.5% & (4.4)%]

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$11.911 BILLION AT JUNE 30, 2020

- Credit risk – A2/A average rating
  - 83.0% are rated investment grade, 3.8% are noninvestment grade, 13.2% are unrated
- Interest rate risk
  - 4.7 years effective duration, 7.6 years weighted average maturity
  - Generally laddered maturity structure
    - 17% of year-end 2019 portfolio matures by the end of 2022, 32% by 2024, 66% by 2029
  - With 36.8% of the investment portfolio invested in common stocks at 6-30-20, we estimated shareholders' equity would decline 4.8% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,600 issuers
    - $4.167 billion with an average rating of Aa2/AA by Moody's and S&P Global

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17

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

Major Treaties

(Estimated 2020 ceded premiums)

Property catastrophe

($44 million)

- Treaty has one reinstatement provision
- $60 million of additional earthquake coverage is included
- Up to $50 million of additional coverage is provided by an aggregate excess of loss catastrophe treaty (Excludes Cincinnati Global)
  - Retain first $150 million of each loss; $11 million estimated ceded premiums
  - Cincinnati Re has separate, similar coverage up to $30 million

Property per risk & $50 million property excess treaties

($34 million)

Casualty per occurrence

($12 million)

Casualty excess treaties

($3 million for two treaties combined)

Coverage & Retention Summary

(As of January 1, 2020)

For a single event:

- Retain 100% of first $100 million in losses
- Retention varies between $100-$800 million
- Max exposure for $800M event = $249 million
  - PML – combined including Cincinnati Re & Cincinnati Global
    1-in-100 year event = 3.0% 1-in-250 year = 4.3%
    (% of shareholders' equity at 12-31-19)

For a single loss:

- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-100 million
- Facultative reinsurance for >$100 million

For a single loss:

- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-25 million
- Facultative reinsurance for >$25 million

Workers' comp, extra-contractual & clash coverage:

- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyd's of London

FINANCIAL STRENGTH RATINGS COMPARISON

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A+
Auto Owners	A++	-	-	-
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Fireman's Fund	A+	-	-	AA
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A+	A2	A+
EMC	A	-	-	-
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A	A2	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A
State Auto	A-	-	-	-

Source: S&P Global Market Intelligence as of July 10, 2020. Ratings are under continuous review and subject to change and/or affirmation.

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18

VALUATION COMPARISON TO PEERS 2.4 Ratio of closing price on 07-31-20 to latest reported tangible book value 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 *Based on tangible book value as of 03/31/20 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 19